                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Dec-03

                        CIT Equipment Collateral 2002-VT1

    A Delaware            Commission File              I.R.S. Employer
   Corporation             No. 0001172747               No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

          Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                       Determination Date:  12/18/03
                                        Collection Period:  11/30/03
                                             Payment Date:  12/22/03

  I. AVAILABLE FUNDS
     A.  Available Pledged Revenues

          a.       Scheduled Payments Received                                                   $ 21,442,836.68
          b.       Liquidation Proceeds Allocated to Owner Trust                                      813,352.45
          c.       Required Payoff Amounts of Prepaid Contracts                                     2,211,310.93
          d.       Required Payoff Amounts of Purchased Contracts                                           0.00
          e.       Proceeds of Clean-up Call                                                                0.00
          f.       Investment Earnings on Collection Account and Note Distribution Account                  0.00

                         Total Available Pledged Revenues =                                      $ 24,467,500.06

     B.  Determination of Available Funds

          a.       Total Available Pledged Revenues                                              $ 24,467,500.06
          b.       Servicer Advances                                                                3,347,739.98
          c.       Recoveries of prior Servicer Advances                                           (3,199,188.45)
          d.       Withdrawal from Cash Collateral Account                                             68,657.54
                                                                                              -------------------
                         Total Available Funds =                                                 $ 24,684,709.13



 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS

             1.    Servicing Fee                                                                                  260,235.22

             2.    Class A-1 Note Interest Distribution                                        0.00
                   Class A-1 Note Principal Distribution                                       0.00
                                                  Aggregate Class A-1 distribution                                      0.00

             3.    Class A-2 Note Interest Distribution                                        0.00
                   Class A-2 Note Principal Distribution                                       0.00
                                                  Aggregate Class A-2 distribution                                      0.00

             4.    Class A-3 Note Interest Distribution                                  939,121.19
                   Class A-3 Note Principal Distribution                              21,291,683.16
                                                  Aggregate Class A-3 distribution                             22,230,804.35

             5.    Class A-4 Note Interest Distribution                                  414,657.08
                   Class A-4 Note Principal Distribution                                       0.00
                                                  Aggregate Class A-4 distribution                                414,657.08

             6.    Deposit to the Class A Principal Account                                    0.00

             7.    Class B Note Interest Distribution                                     37,881.57
                   Class B Note Principal Distribution                                   631,289.80
                                                  Aggregate Class B distribution                                  669,171.37

             8.    Class C Note Interest Distribution                                     23,108.89
                   Class C Note Principal Distribution                                   344,339.89
                                                  Aggregate Class C distribution                                  367,448.78

             9.    Class D Note Interest Distribution                                     53,712.55
                   Class D Note Principal Distribution                                   688,679.78
                                                  Aggregate Class D distribution                                  742,392.33

            10.    Deposit to the Cash Collateral Account                                                               0.00

            11.    Amounts in accordance with the CCA Loan Agreement                                                    0.00

            12.    Remainder to the holder of the equity certificate                                                    0.00

                                                     Collection Account Distributions=                         24,684,709.13
                                                                                                             ===============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

             1. Payment due on the Senior Loan                                                                          0.00

             2. Payment due on the Holdback                                                                     1,965,279.74

             3. Payment to the Depositor                                                                                0.00
                                                                                                             ---------------

                                                     Cash Collateral Account Distribution=                      1,965,279.74
                                                                                                             ===============

     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT    Collection Account Distributions=                                  0.00
                                                                                                             ---------------


III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                   --------------------------------------------------------------------------------------------------------
                           Distribution                     Class A-1          Class A-2      Class A-3        Class A-4
                              Amounts                         Notes              Notes          Notes            Notes
                   --------------------------------------------------------------------------------------------------------
             1.            Interest Due                          0.00              0.00      939,121.19          414,657.08
             2.            Interest Paid                         0.00              0.00      939,121.19          414,657.08
             3.         Interest Shortfall                       0.00              0.00            0.00                0.00
                          ((1) minus (2))
             4.           Principal Paid                         0.00              0.00   21,291,683.16                0.00

             5.      Total Distribution Amount                   0.00              0.00   22,230,804.35          414,657.08
                          ((2) plus (4))

                   --------------------------------------------------------------------------------------------------------
                           Distribution                     Class B           Class C          Class D        Total Offered
                              Amounts                        Notes             Notes            Notes             Notes
                   --------------------------------------------------------------------------------------------------------
             1.            Interest Due                     37,881.57         23,108.89       53,712.55        1,468,481.28
             2.            Interest Paid                    37,881.57         23,108.89       53,712.55        1,468,481.28
             3.         Interest Shortfall                       0.00              0.00            0.00                0.00
                          ((1) minus (2))
             4.           Principal Paid                   631,289.80        344,339.89      688,679.78       22,955,992.63

             5.      Total Distribution Amount             669,171.37        367,448.78      742,392.33       24,424,473.91
                          ((2) plus (4))


 IV.   Information Regarding the Securities

     A    Summary of Balance Information

                   -----------------------------------------------------------------------------------------------------------
                                                   Applicable  Principal Balance  Class Factor  Principal Balance Class Factor
                                Class                Coupon         Dec-03           Dec-03         Nov-03           Nov-03
                                                      Rate       Payment Date     Payment Date    Payment Date    Payment Date
                   -----------------------------------------------------------------------------------------------------------
             a.            Class A-1 Notes            1.9600%               0.00       0.00000              0.00   0.00000
             b.            Class A-2 Notes            2.9000%               0.00       0.00000              0.00   0.00000
             c.            Class A-3 Notes            4.0300%     258,347,380.30       0.80987    279,639,063.47   0.87661
             d.            Class A-4 Notes            4.6700%     106,550,000.00       1.00000    106,550,000.00   1.00000
             e.             Class B Notes             3.9700%      10,819,059.79       0.36862     11,450,349.59   0.39013
             f.             Class C Notes             4.4400%       5,901,305.34       0.36883      6,245,645.23   0.39035
             g.             Class D Notes             5.1600%      11,802,610.68       0.36772     12,491,290.46   0.38917

             h.                Total Offered Notes                393,420,356.12                  416,376,348.75

             i.             One-Month Libor Rate                        1.12000%


     B    Other Information

                   ---------------------------------------------------------------
                                                 Scheduled          Scheduled
                                             Principal Balance  Principal Balance
                                  Class           Dec-03             Nov-03
                                               Payment Date       Payment Date
                   ---------------------------------------------------------------
                             Class A-1 Notes       0.00               0.00

                   -----------------------------------------------------------------------------------------------------------
                                                                     Target           Class          Target           Class
                                                   Class        Principal Amount      Floor     Principal Amount      Floor
                                  Class         Percentage           Dec-03          Dec-03          Nov-03          Nov-03
                                                                  Payment Date    Payment Date    Payment Date    Payment Date
                   -----------------------------------------------------------------------------------------------------------
                                 Class A          92.75%         364,897,380.30                 386,189,063.47
                                 Class B           2.75%          10,819,059.79      0.00        11,450,349.59        0.00
                                 Class C           1.50%           5,901,305.34      0.00         6,245,645.23        0.00
                                 Class D           3.00%          11,802,610.68      0.00        12,491,290.46        0.00

  V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

             1. Principal Balance of Notes and Equity Certificates                         416,376,348.75
                (End of Prior Collection Period)
             2. Contract Pool Principal Balance (End of Collection
                Period)                                                                    393,420,356.12
                                                                                          ---------------
                                        Total monthly principal amount                      22,955,992.63

     B. PRINCIPAL BREAKDOWN                                         No. of Accounts
                                                                    ---------------
             1. Scheduled Principal                                       54,790            19,946,036.29
             2. Prepaid Contracts                                          1,689             2,211,310.92
             3. Defaulted Contracts                                          193               798,645.42
             4. Contracts purchased by CIT Financial USA, Inc.                 0                     0.00
                                                                          --------------------------------

                Total Principal Breakdown                                 56,672            22,955,992.63

 VI. CONTRACT POOL DATA


     A.  CONTRACT POOL CHARACTERISTICS
                                                               --------------------------------------------------------
                                                                    Original             Dec-03              Nov-03
                                                                      Pool            Payment Date        Payment Date
                                                               --------------------------------------------------------
             1.    a.  Contract Pool Balance                    1,068,496,994.00     393,420,356.12      416,376,348.75
                   b.  No of Contracts                                    73,864             56,672              58,554
                   c.  Pool Factor

             2.    Weighted Average Remaining Term                         38.00               25.9                26.4

             3.    Weighted Average Original Term                           44.1

     B.  DELINQUENCY INFORMATION

                                                 -------------------------------------------------------------------------
                                                     % of            % of Aggregate
                                                                     Required Payoff         No. of     Aggregate Required
                                                  Contracts               Amount            Accounts      Payoff Amounts
                                                 -------------------------------------------------------------------------
             1. Current                             94.53%                95.43%             53,572       382,355,308.27
                31-60 days                           2.95%                 2.76%              1,670        11,077,427.63
                61-90 days                           1.15%                 1.05%                651         4,189,461.34
                91-120 days                          0.62%                 0.34%                353         1,371,437.25
                120+ days                            0.75%                 0.41%                426         1,654,462.25
                          Total Delinquency         100.0%                100.0%             56,672       400,648,096.74

             2. Delinquent Scheduled Payments:

                Beginning of Collection Period                                         7,079,189.09
                End of Collection Period                                               7,227,740.62
                                                                                    ---------------

                          Change in Delinquent Scheduled Payments                        148,551.53

     C.  DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts                            798,645.42
             2. Liquidation Proceeds received                                            813,352.45
                                                                                    ---------------
             3. Current Liquidation Loss Amount                                          -14,707.03
             4. Cumulative Liquidation Losses to date                                 13,299,998.12

                                       % of Initial Contracts                                5.513%
                           % of Initial Contract Pool Balance                                1.245%

VII. MISCELLANEOUS INFORMATION


     A. SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                           7,079,189.09
          2. Current Period Servicer Advance                            3,347,739.98
          3. Recoveries of prior Servicer Advances                     -3,199,188.45
                                                                      --------------
          4. Ending Servicer Advance Balance                            7,227,740.62

     B. CASH COLLATERAL ACCOUNT

          1. Applicable Rates for the Interest Period:
             a. Libor Rate for the Interest Period                                           1.1200%
             b. Senior Loan Interest Rate                                                    4.6200%
             c. Holdback Amount Interest Rate                                                7.1200%

          2. Opening Cash Collateral Account                                                                    36,432,930.52

          3. Deposit from the Collection Account                                                                         0.00

          4. Withdrawals from the Cash Collateral Account                                                          (68,657.54)

          5. Investment Earnings                                                                                    25,287.92

          6. Investment Earnings Distributions:
             a. Senior Loan Interest                                                                                     0.00
             b. Senior Loan Principal                                                                                    0.00
             c. Holdback Amount Interest                                                                           -25,287.92
             d. Holdback Amount Principal                                                                                0.00
                                                                                                            -----------------
                  Total Investment Earnings distributions                                                          -25,287.92

          7. Remaining available amount                                                                                  0.00

          8. Required Cash Collateral Account Amount                                                            34,424,281.16

          9. Cash Collateral Account Surplus/ (Shortfall)                                                                0.00

         10. Distribution of CCA Surplus:
             a. Senior Loan Principal                                                                                    0.00
             b. Holdback Amount Principal                                                                       -1,939,991.82
                                                                                                            -----------------
                            Total Distribution of Surplus                                                       -1,939,991.82

         11. Ending Cash Collateral Account                                                                     34,424,281.16

         12. Cash Collateral Account deficiency                                                                          0.00

     C. OTHER RELATED INFORMATION

             1. Discount Rate                                                                 4.6150%

             2. Life to Date Prepayment (CPR)                                                   6.50%

             3. Life to Date Substitutions:

                a. Prepayments                                   0.00
                b. Defaults                                      0.00

                -------------------------------------------------------
                                         Dec-03            Nov-03
                          Item         Payment Date     Payment Date
                -------------------------------------------------------

                a.  Senior Loan                 0.00             0.00
                b.  Holdback Amount    45,013,863.69    46,953,855.51

               NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I
                  am a Responsible Officer of the Servicer and,
        pursuant to Section 9.02 of the Pooling and Servicing Agreement,
              I DO HEREBY FURTHER CERTIFY the following report with
                    respect to the Payment Date occurring on
                                    12/22/03


          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling
            and Servicing Agreement with respect to the above Payment
                   Date. Any term capitalized but not defined
                herein shall have the meaning ascribed thereto in
                      the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   Glenn Votek
                     Executive Vice President, and Treasurer